INTERCREDITOR AGREEMENT


         INTERCREDITOR AGREEMENT, dated as of October 12, 1998, between IMC MORTGAGE COMPANY, a Florida corporation (the "Company"), GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership, GREENWICH FUND, L.P., a Delaware limited partnership, GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership (each a "Facility Lender" and collectively, the "Facility Lenders"), and GERMAN AMERICAN CAPITAL CORPORATION ("GAC") and ASPEN FUNDING CORP. ("Aspen", and collectively with GAC, the "Existing Lenders"). Capitalized terms used in this Agreement without definition have the meanings given to them in the Loan Agreement (as hereinafter defined) as such terms are defined in the Loan Agreement on the date hereof.

                                    RECITALS

         A. The Company intends to enter into a Loan Agreement, dated as of October 12, 1998 (as the same may be modified, supplemented or restated from time to time, the "Loan Agreement"), between the Company, as borrower, and the Facility Lenders, pursuant to which the Facility Lenders will agree to extend to the Company Commitments to loan, in the aggregate, $33,000,000 (the "Loans"), subject to the terms and conditions set forth in the Loan Agreement, which Loans are evidenced by the Notes and entitled to the benefit of certain guarantees and security provided under certain of the other Loan Documents.

         B. Pursuant to (i) the Loan and Security Agreement, dated March 17, 1998, as amended from time to time, by and among the Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co.,
(IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and GAC, as lender (the "GAC Agreement", and (ii) the Loan and Security Agreement, dated March 17, 1998, as amended from time to time, by and among the Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., Corewest Banc, Equity Mortgage Co., (IMC), Inc., Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc, and Residential Mortgage Corporation (IMC), Inc., as borrowers, and Aspen Funding Corp., as lender, (the "Aspen Loan Agreement", and collectively with the "GAC Agreement", the "Existing Loan Agreements"), and other related agreements in favor of the Existing Lenders (collectively with the Existing Loan Agreements, the "Existing Loan Documents"), the Existing Lenders have agreed to provide financing to the Company from time to time, to enable the Company to finance certain mortgage loans and for other purposes provided therein; and the Company and certain of its Subsidiaries have granted a security interest in the Collateral (as hereinafter defined) in order to secure their respective obligations under the Existing Loan Documents (the "Existing Obligations").

         C. In order to induce the Facility Lenders to enter into the Loan Agreement, the Facility Lenders, the Company, and the Existing Lenders have agreed to enter into this Agreement (the "Intercreditor Agreement"), whereby the Existing Lenders will agree, subject to the terms and conditions of this Agreement, (i) to refrain from exercising certain rights and remedies they have under the Existing Loan Agreements for a period of 45 days and, in certain events, 90 days, (ii) to acknowledge and consent to the creation of a junior lien on the Collateral, and (iii) to agree that following payment in full of the obligations under the Existing Loan Agreements, the Existing Lenders will hold the Collateral for the benefit of the Facility Lenders.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Existing Lenders and the Facility Lenders agree as follows:

         Section 1. Standstill. (a) Each of the Facility Lenders and the Existing Lender agrees, subject to the terms of this Agreement, that for the Standstill Period, it shall not:

               (i) file or join in the filing of any involuntary petition in bankruptcy with respect to the Company or its Subsidiaries, or initiate or participate in any similar proceedings for the benefit of creditors, including any proceeding for the appointment of a trustee, receiver, conservator or liquidator of the Company or its Subsidiaries or any portion of its assets;

               (ii) seek to collect or enforce by litigation or otherwise, any payment obligations under the Existing Loan Documents or the Loan Documents; provided that nothing in this Section 1 shall prohibit the Facility Lenders from exercising their Exchange Option;

               (iii) make any Margin Calls or other demands for payment in respect of, or additional collateral to secure the Existing Obligations; provided, however, that this clause shall not adversely affect the right of the Existing Lenders to take any actions to preserve, protect or perfect their liens in the Collateral;


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

               (iv) declare a default or event of default under, or exercise or enforce any right or remedy under, or accelerate the maturity of any Existing Obligation or Loan under, any Existing Loan Document or Loan Document; or

               (v) seek to attach, sequester or otherwise proceed against any of the Collateral.

         (b) The Standstill Period may be terminated by the Existing Lenders or the Facility Lenders by written notice to the Company and each other Creditor upon the occurrence of any of the following:

                      (i) a failure by the Company under the Existing Loan Agreement to make to the Existing Lenders any scheduled payment of interest, which failure continues unremedied for two days, or any payment of principal due in respect of payoffs or prepayments of mortgage loans comprising any portion of the Collateral;

                      (ii) any intentional fraud or misrepresentation by the Company;

                      (iii) immediately upon a failure of the Facility Lenders to make an Advance (as defined in the Loan Agreement) under the Loan Agreement following a request of the Company thereunder;

                      (iv) immediately in the event any Other Existing Lender takes any of the actions described in Section 1(a) of its Other Intercreditor Agreement, whether or not it shall have given notice of termination of the Standstill Period.

                      (v) the Company shall not have entered into the Loan Agreement in substantially similar form to the October 13, 1998 draft thereof at or before 12:00 noon, New York City time, on October 14, 1998;

                      (vi) the conditions to the obligations of the Facility Lenders to fund the Initial Advance shall not have been satisfied or waived by the Facility Lenders and the Facility Lenders, if requested by the Company to fund the Initial Advance, shall not have funded the Initial Advance at or before 12:00 noon, New York City time, on October 14, 1998;

                      (vii) the Company shall not have delivered (by facsimile transmission or otherwise in accordance with Section 16 hereof) to each Creditor a forbearance agreement of BankBoston at or before 12:00 noon, New York City


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

        time, on October 14, 1998, which is satisfactory in substance and form to each Creditor;

                      (viii) the condition contained in clause (y) of the definition of "Standstill Period" to the extension of the Standstill Period beyond the date which is 45 days from and after the date hereof shall not have been satisfied on or before such date;

                      (ix) a Change of Control or payment of the Take-Out Premium; or

                      (x) an event shall occur and be continuing for a period of ten Business Days which permits any holder of indebtedness for borrowed money of the Company or any Subsidiary outstanding (other than any Creditor) to accelerate the maturity of such indebtedness or exercise remedies with respect to property of the Company or any Subsidiary, without such indebtedness being paid or the rights of such holder to take such action being waived, stayed or subjected to a standstill or other agreement of such holder to forbear from exercising remedies, reasonably satisfactory to the Creditors.

         (c) The Standstill Period shall terminate automatically without notice or other action by any Creditor upon the occurrence of any of the following:

                      (i) the Company or any Subsidiary shall consent to the appoint ment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property; or the Company or any Subsidiary shall admit in writing (to any creditor, governmental authority or judicial court or tribunal) its inability to pay its debts generally as they come due or shall fail generally to pay its debts as they become due, or shall make a general assignment for the benefit of its creditors; or the Company or any Subsidiary shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the Federal bankruptcy laws, as now or hereafter constituted or any other applicable Federal or State bankruptcy, insolvency or other similar law, or shall consent to the entry of an order for relief in an involuntary case under any such law; or the Company or any Subsidiary shall file an answer admitting the material allegations of a petition filed against the Company in any such proceeding, or otherwise seek relief under the provisions of any existing or future Federal or State bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an arrangement, agreement, composition, extension or adjustment


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

        with its creditors; or the Company or any Subsidiary shall take or publicly announce its intention to take corporate action in furtherance of any of the fore going; or

                      (ii) an order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company or any Subsidiary or of any substantial part of its property, or any substantial part of the property of the Company or any Subsidiary shall be sequestered, and any such order, judgment or decree of appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 30 days after the date of entry thereof; or

                      (iii) an involuntary petition against the Company or any Subsidiary in a proceeding under the Federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 30 days thereafter, or a decree or order for relief in respect of the Company or any Subsidiary shall be entered by a court of competent jurisdiction in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to the Company, any court of com petent jurisdiction shall assume jurisdiction, custody or control of the Company or any Subsidiary or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 30 days.

         Section 2. Grant of Security Interest. (a) In order to secure full and timely payment of the Obligations under the Loan Agreement, and to secure the performance of all of the other obligations of the Company under the Loan Documents, the Company and each Subsidiary hereby mortgages, pledges and assigns and transfers to the Facility Lenders, and grants to the Facility Lenders, a continuing perfected security interest in, and a lien in the Collateral. The Facility Lenders agree to release their lien in respect of any whole loan mortgage, which is sold by the Company to either Existing Lender for a purchase price not less than the advance rate in respect of such mortgage.

         (b) The Facility Lenders agree for the benefit of the Existing Lenders that during the continuance of the Standstill Period and thereafter until the earlier of (i) the satisfaction of the Existing Obligations in full, (ii) the exercise by the Existing Lenders of any right to attach, sequester, foreclose or otherwise exercise remedies with respect to the Collateral, and (iii) 180 days after the expiration or earlier termination of the Standstill


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

Period, the Facility Lenders will not seek to attach, sequester, foreclose or otherwise exercise remedies with respect to the Collateral, provided that nothing herein shall restrict the Facility Lenders from commencing suit on its Notes or for payment of its Loan or enforcement of any other obligation owing to it under the Loan Documents.

         Section 3. Acknowledgment and Priorities. Each Existing Lender hereby acknowledges and consents to the entrance by the Company into the Loan Documents and the granting of the lien in the Collateral granted pursuant to Section 2; provided, however, notwithstanding anything to the contrary contained in the Loan Agreement, the Notes or any of the Loan Documents, any security interest in or other rights with respect to any Collateral granted to secure the Existing Obligations under the Existing Loan Agreements or otherwise has and shall have priority, to the extent of the Existing Obligations, over any security interest in such Collateral granted pursuant to the Loan Agreement or the other Loan Documents irrespective of:

               (i) the time, order or method of attachment or perfection of the security interest created by this Agreement, any Loan Agreement or any Loan Document;

               (ii) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral;

               (iii) anything contained in any filing or agreement to which the Facility Lenders, the Company, the Collateral Agent under the Security Documents now or hereafter may be a party, and

               (iv) the rules for determining priority under the U.C.C. or other laws governing the relative priorities of secured creditors.

         (b) Each Existing Lender hereby agrees that, following payment in full of all the Existing Obligations hereunder, any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, held by it shall be held for the benefit of the Facility Lenders, provided that if such Collateral is then subject to the prior lien of another creditor, the Existing Lender may hold it for the benefit of such other creditor and the Facility Lenders as their interests may appear. If the Existing Lender has elected not to hold such Collateral following payment in full of the Existing Obligations, it shall promptly forward any Collateral, including any books and records (including, without limitation, computer files, printouts and other computer materials and records) relating to the Collateral, as well as all proceeds and products of such Collateral, to the Collateral Agent.


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

         Section 4. Reserved Rights. Notwithstanding anything in this Agreement to the contrary, the Company and the Facility Lenders agree that this Agreement shall in no manner impair any right of the Existing Lenders under the Existing Loan Agreements to enforce any condition precedent to any obligation it may have thereunder to make future Advances to the Company and its Subsidiaries, nor shall this Agreement limit the right of the Existing Lenders to make Margin Calls in respect of the hedging transactions with respect to U.S. treasury securities that the Company may have entered into with either Existing Lender outside of the Existing Loan Documents. All rights and obligations of the Existing Lenders under the Existing Loan Documents to make Advances or not make Advances shall not be affected by this Agreement.

         Section 5. Fee. Upon consummation of a Change in Control, the Company shall pay the Existing Lenders a fee of $1,000,000 in the aggregate payable in immediately available funds to such account at such bank as the Existing Lenders may direct.

         Section 6. Conditions Precedent. The obligations of the parties hereto under this Agreement to carry out their obligations hereunder shall be subject to the condition that each of the other existing Lenders listed on Schedule I (the "Other Existing Lenders") shall have entered into intercreditor agreements substantially the same as this Agreement (the "Other Intercreditor Agreements"), and if any Other Existing Lender shall have entered into an intercreditor agreement which by its terms is, in the reasonable judgment of the Existing Lenders, more favorable to such Other Existing Lender, it shall be a condition to the performance of the Existing Lenders hereunder that the Company and the Facility Lenders amend this Agreement to provide the Existing Lender with the benefit of such more favorable terms (other than any fee payable pursuant to Section 5 hereof or of any Other Intercreditor Agreement or any other economic consideration payable to any Other Existing Lender under any other agreement).

         Section 7. Certain Definitions.

         "Additional Collateral" means cash or additional collateral reasonably acceptable to the Existing Lenders transferred to either Existing Lender pursuant to the applicable Existing Loan Agreement.

         "Advance" means advances made by either Existing Lender to the Company or any Borrower, pursuant to the terms and conditions of the applicable Existing Loan Agreement.


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

         "Affiliate" means, with respect to any Person, any other Person which, directly or indirectly controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" (together with the correlative meanings of "controlled by" and "under common control with") means possession, directly or indirectly, of the power (a) to vote 20% or more of the securities (on a fully diluted basis) having ordinary voting power for the directors or managing general partners (or their equivalent) of such Person, or
(b) to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, or otherwise.

         "Assets" means the collective reference to Mortgage Loans, Lender Mortgage and Pledged Securities.

         "Borrowers" means any of IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Central Money Mortgage Co. (IMC), Inc., CoreWest Banc, Equity Mortgage Co.
(IMC), Inc., American Home Equity Corporation, Mortgage America (IMC), Inc., National Lending Center, Inc., National Lending Center TILT, Inc., National Lending Group, Inc. and any additional Persons that may become Borrowers under either Existing Loan Agreement.

         "Cash Collateral Account" means a cash collateral account established and maintained by the Existing Lenders pursuant to the terms and conditions of the Existing Loan Agreements.

         "Change of Control" means the occurrence of any of the following events (other than as a consequence of the issuance of the Preferred Stock to the Facility Lenders upon exercise of the Exchange Option):

                      (i) any "Person"  (as such term is used in Sections  13(d)
               and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire within one year), directly or indirectly, of more than 50% of the Voting Stock of the Company; or

                      (ii) the Company consummates any sale, lease,  exchange or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, in any transaction or series of transactions not in the ordinary course of business; or


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

                      (iii) the Company  engages in a merger,  consolidation  or similar business combination with any third party.

         "Collateral" means all of the Company's or any Borrower's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located:

        all Assets;

        all Collateral Documents, including without limitation all promissory notes relating to or evidencing the Assets, and all Servicing Records, servicing agreements and any other collateral pledged or otherwise relating to such Collateral, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, computer programs, computer storage media, accounting records and other books and records relating thereto;

        all securities, monies or property representing dividends or interest on any of the foregoing, or representing a distribution in respect of the foregoing, or resulting from a split-up, revision, reclassification or other like change of the foregoing or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the foregoing;

        all Pooling and Servicing Agreements;

        all Collection Accounts and amounts on deposit therein;

        all Cash Collateral Accounts and amounts on deposit therein;

        all guaranties and insurance (issued by governmental agencies or otherwise including without limitation, FHA Mortgage Insurance) and any insurance certificate or other document evidencing such guaranties or insurance relating to any item of Collateral and all claims and payments thereunder;

        all other insurance policies and insurance proceeds relating to any item of Collateral;

        all Interest Rate Protection Agreements;

        all Additional Collateral provided to the Existing Lenders;


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

       all  of  the  Company's  or  any  Borrower's   rights,   but  not  their
obligations, under any purchase agreements and servicing agreements and all servicing rights covering or relating to any item of the Collateral to which the Company or any of the Borrowers are a party;

       all "general intangibles" as defined in the Uniform Commercial Code relating to or constituting any and all of the items listed in the foregoing items;

       any other right, interest or property of the Company or any Subsidiary now or hereafter securing the performance by the Company or any Subsidiary of the Existing Obligations; and

       any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

         "Collateral Documents" means, with respect to the items of Collateral, the documents comprising the Collateral File for such Collateral.

         "Collateral File" means, with respect to each Mortgage Loan, those documents that are delivered to the Custodian or which at any time come into the possession of the Custodian, pursuant to the terms and conditions of either Custodial Agreement.

         "Collection   Account"  means  a  collection  account  established  and
maintained by the Existing Lenders pursuant to the terms and conditions of the Existing Loan Agreements.

         "Common Stock" means the Company's common stock, par value $0.01 per share.

         "Creditor" means any of the Facility Lenders, the Existing Lenders or any Other Existing Lender.

         "Custodial Agreements" means separate Custodial Agreements by among the Company, certain of its Subsidiaries, Custodian and each Existing Lender, as the same shall be modified and supplemented and in effect from time to time.

         "Custodian" means BankBoston, N.A., as custodian under the Custodial Agreements, and its successors and permitted assigns thereunder.


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

         "FHA" means the Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.

         "FHA Loan" means a Mortgage Loan which is the subject of FHA Mortgage Insurance.

         "FHA Mortgage Insurance" means mortgage insurance authorized under the National Housing Act, as amended from time to time, and provided by the FHA.

         "FHA Regulations" means regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to FHA Loans, including the related handbooks, circulars, notices and mortgagee letters.

         "FNMA"  means  the  Federal  National  Mortgage  Association,   or  any
successor thereto.

         "HUD" means the Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA Mortgage Insurance, including subdivisions thereof such as the FHA.

         "Interest Rate Protection Agreement" means, with respect to any or all of the Mortgage Loans, any short sale of a US Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

         "Lender Mortgage" means, with respect to any REO Property owned or to be owned by the Borrowers a duly executed and recorded mortgage, deed of trust or similar instrument in favor of either Existing Lender on such REO Property, which Lender Mortgage shall (A) name either Existing Lender as the mortgagee thereon or the beneficiary thereof and (B) be on a FNMA uniform instrument (or another form acceptable to the Existing Lenders).

         "Letter of Intent" means a non-binding letter of intent between the Company and one or more creditworthy Persons having the financial and other capacity to consummate the transaction contemplated thereby, providing for (i) a merger,


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

consolidation, share exchange, business combination or other similar transaction involving the Company in which the outstanding Common Stock is converted into the right to receive cash or securities of a Qualifying Issuer; (ii) a sale, conveyance, lease, exchange, transfer or other disposition of all or substantially all the assets of the Borrower and its Subsidiaries, taken as a whole, in a single transaction or in a series of transactions outside of the ordinary course of business in return for cash or securities of a Qualifying Issuer; or (iii) a tender offer or exchange offer for any and all of the outstanding shares of Common Stock in return for cash or securities of a Qualifying Issuer, in each case which, upon consummation of the transactions contemplated thereby, would result in a Change of Control and which letter of intent contemplates the repayment of all of the Existing Obligations in full.

         "Lien" means, as defined in the Uniform Commercial Code in effect in any jurisdiction, with respect to the mortgages, liens, pledges, charges, security interests or similar encumbrances created pursuant to the applicable Existing Loan Agreement.

         "Margin Call" means the right of the Existing Lenders to give notice to require the Company or any Subsidiary to transfer to the Existing Lenders cash or additional collateral.

         "Mortgage" means the mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first lien on the fee in real property securing the Mortgage Note.

         "Mortgage Loan" means a mortgage loan which the Custodian has been instructed to hold for the applicable Existing Lender pursuant to a Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all of the Company's or any Borrowers' right, title and interest in and to the Mortgaged Property covered by such Mortgage.

         "Mortgage Note" means the original executed promissory note or other evidence of the indebtedness of a mortgagor/borrower with respect to a Mortgage Loan.

         "Mortgaged Property" means the real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

         "Mortgagor" means the obligor on a Mortgage Note.

         "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

         "Pledged Securities" means the Subordinated Securities pledged to an Existing Lender from time to time and held by such Existing Lender as Collateral under the applicable Existing Loan Agreement.

         "Pooling and Servicing Agreement" means any pooling and servicing agreement, sale and servicing agreement, trust agreement or other agreement pursuant to which the Mortgage Loans ultimately underlying any of the Pledged Securities are serviced or administered or the Pledged Securities are issued or exchanged.

         "Qualifying Issuer" means an issuer the outstanding common stock or other common equity securities of which is listed on the New York Stock Exchange or NASDAQ National Market System.

         "REO Property" means a fee in real property acquired by the Borrowers pursuant to or in connection with a purchase agreement, including a Mortgaged Property acquired through foreclosure of a Mortgage Loan or by deed in lieu of such foreclosure.

         "Securitization Transaction" means all underwritings or private placements of (1) securities issued by or sponsored by and (2) backed by Mortgage Loans or substantially similar assets acquired by or owned by Borrowers or the Company (or any of their respective Affiliates), including without limiting the generality of the foregoing, any of either entity's securitization and other collateralized term financing transactions that involve Mortgage Loans or substantially similar assets.

         "Servicing Records" means any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Collateral.

         "Standstill Period" means a period ending on the first to occur of (i) the later of (x) 45 days from and after the date hereof and (y) if the Company shall have, on or before the 45th day from and after the date hereof, entered into a Letter of Intent and delivered (by facsimile transmission or otherwise in accordance with Section 16 hereof) to each Creditor a complete and correct copy thereof, together with an Updated Business

Plan showing the projected working capital requirements of the Company for the period ending on the expected date of closing of the transaction contemplated by the Letter of Intent and commitments from creditworthy parties which, in the aggregate, are sufficient to satisfy the Company's projected working capital requirements during such period, 90 days from and after the date hereof, or (ii) termination of the Standstill Period in accordance with Section 1(b) or (c) hereof.

         "Subordinated Securities" means interest-only strips, residual interests, subordinated interests or reserve certificates issued and transferred to the Debtor or Borrowers in connection with any Securitization Transaction or any other collateral as the Secured Party may deem appropriate.

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         Section 8. Notice of Advances under the Loan Agreement, etc. (a) The Company shall give prior written notice to the Existing Lenders of each request for an Additional Advance under Section 2.10 of the Loan Agreement contemporaneously with making such request to the Facility Lenders. The Company shall give written notice to the Existing Lenders immediately upon either the funding of an Additional Advance (together with such evidence thereof as the Existing Lenders may reasonably request) or the refusal of Facility Lender to fund such Additional Advance, as the case may be.

         (b) The Company shall give each Creditor prompt written notice of any event which upon notice or lapse of time or both would constitute an event of default in respect of any of its outstanding Debt.

         (c) Notwithstanding the provisions of the Existing Loan Agreement, during the Standstill Period, the Company shall pay interest on the principal amount outstanding under the Existing Loan Agreement to the Existing Lenders weekly on Friday of each week or, if Friday is not a Business Day, on the next Business Day.

         Section 9. Acknowledgment of Obligations. The Company acknowledges that its obligations under the Existing Loan Documents and the lien on the Collateral securing the Existing Obligations remain in full force and effect, and that the Company has no defenses, counterclaims or offsets to its obligations under the Existing Loan Documents and that such liens are valid, perfected and enforceable. The Company hereby waives the application of the automatic stay in any bankruptcy proceeding in respect of the Existing Obligations and the obligations under the Loan Documents and the Company and each Creditor consents to the modification of the stay to permit the exercise by the Existing Lenders or the Facility Lenders of their rights in respect of the Collateral, provided that the foregoing shall not be construed to modify the provisions of Sections 2(b) and 3 hereof. This document shall not constitute a waiver, amendment or modification of the Existing Loan Documents, the Existing Obligations or the Loan Documents except as expressly referred to herein and shall not be construed as a waiver or consent to any future action on the part of the Company that would require a waiver or consent of the Existing Lenders or the Facility Lenders, respectively, except to the extent expressly provided herein.

         Section 10. Amendments, Etc. No amendment, modification, supplement, termination, consent or waiver of this Agreement or any term or provision of this Agreement shall be effective and binding unless in writing and signed by the Existing Lenders, the Other Existing Lenders and the Facility Lenders. Any such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

         Section 11. Severability. Any provision of this Agreement which is illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating or impairing the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         Section 13. GOVERNING LAW; VENUE AND JURISDICTION. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION AND ENFORCEMENT HEREOF AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF, AND AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT MAY BE TRIED AND LITI GATED IN, FEDERAL OR, IN THE ABSENCE OF FEDERAL SUBJECT MATTER JURISDICTION, STATE COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK UNLESS SUCH ACTIONS OR PROCEEDINGS ARE

REQUIRED TO BE BROUGHT IN ANOTHER COURT TO OBTAIN SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES WAIVES, TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE IN ANY PROCEEDING BROUGHT IN ACCORDANCE WITH THE IMMEDIATELY PRECEDING SENTENCE. SERVICE OF PROCESS, SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST SUCH PARTY MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ITS ADDRESS INDICATED IN SECTION 16.

         Section 14. Expenses. In addition to the foregoing, the Company will also reimburse the Existing Lenders and the Facility Lenders promptly for their reasonable out-of-pocket costs and expenses incurred by such Persons or their respective employees, agents or advisors in connection with the performance of their respective obligations and duties hereunder and, to the extent the Existing Loan Documents so provide, under the Existing Loan Documents, and for any reasonable fees and expenses of legal or other professional advisors to the Existing Lenders and the Facility Lenders engaged in connection with the preparation and negotiation of this Agreement.

         Section 15. Agreement May Constitute Financing Statement. The Company and the Existing Lenders consent to the filing of this Agreement or a photocopy thereof as a financing statement under the UCC as in effect in any jurisdiction in which the Facility Lenders may determine such filing to be necessary or desirable.

         Section 16. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given to such party by facsimile transmission or by hand delivery at the following address or facsimile number, or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other party and each other Creditor,
(a) if to the Lender, Greenwich Street Capital Partners II, L.P., c/o Greenwich Street Capital Partners, Inc., 388 Greenwich Street, New York, New York 10013,
Attn.:  Sanjay Patel; Tel: (212) 816-1149,  Fax: (212) 816-0166;  with a copy to
Debevoise & Plimpton,  875 Third Avenue,  New York,  New York 10022,  attention:
Steven Ostner, Tel: (212) 909-6000,  Fax: (212) 909-6836; (b) if to the Company,
IMC  Mortgage  Company,  5901 E.  Fowler  Avenue,  Tampa,  Florida  33617,Attn.:
President, Tel: (813) 984-2533, Fax: (813) 984-2593; with a copy to Mitchell W. Legler, 300A Wharfside Way, Jacksonville, Florida 32207.; and (c) and if to the Existing Lenders: (i) in the case of Aspen, to: Aspen Funding Corp. c/o Amacar Group, 6707D Fairview Road, Charlotte, North Carolina 28210, Attn.: Douglas Johnson,
tel.: (704) 375-0569,  fax: (704) 365-1362,  with a copy to: Deutsche Bank A.G., as agent, 31 West 52nd Street,  New York, New York 10019,  Attn.:  Greg Amoroso,
Tel.:  (212)  469-3987,  Fax:  (212)  469-5160 and Richard  Uhlig,  Tel.:  (212)
469-7730, Fax: (212) 469-5103; (ii) in the case of GAC, to: German American Capital Corporation, 31 West 52nd Street, New York, New York 10019, Attn.: Vijay Radhakishun, Tel.: (212) 469-8925, Fax: (212) 469-5923, with a copy to: Deutsche Bank A.G., as agent, 31 West 52nd Street, New York, New York 10019, Attn.: Greg Amoroso, Tel.: (212) 469-3987, Fax: (212) 469-5160, and Richard Uhlig, Tel.:
(212) 469-7730, Fax: (212) 469-5103; and in either case described in clause (i) or (ii) above; with a copy to Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, Attn.: Karen Gelernt, Esq., Tel: (212) 504-6000, Fax:
(212) 504-6666; and if to any of the Other Existing Lenders, to such person and at the address and facsimile number provided in the corresponding section of the Other Intercreditor Agreement for notice to such Other Existing Lender. Each such notice, request or other communication shall be effective when sent by facsimile transmission to the facsimile number or when delivered by hand to the address specified in this Section 16 or such section of such Other Intercreditor Agreement, provided that a facsimile transmission shall be deemed to have been sent only so long as the transmitting machine has provided an electronic confirmation of such transmission.

         Section 17. Binding Effect; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns and to each of the other Creditors, each of which is an intended third-party beneficiary hereof. Neither the Facility Lenders nor the Existing Lenders may sell, assign, participate or otherwise transfer or dispose of all or any portion of the Loan or the Existing Obligations to any Person unless such Person shall have assumed and agreed to be bound by the terms hereof by written instrument in form reasonably satisfactory to the Company and each other Creditor.

         Section 18. Counterparts; Section Headings. This Agreement may be executed in any number of counterparts, each of which is an original, but all of which together constitute but one instrument. Except as otherwise indicated, references herein to any "Section" means a "Section" of this Agreement, and the section headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                   IMC MORTGAGE COMPANY


                                   By  /s/
                                       ----------------------------
                                    Name:
                                    Title:


                                   GERMAN AMERICAN CAPITAL
                                   CORPORATION


                                   By  /s/
                                       ----------------------------
                                    Name:
                                    Title:


                                   By  /s/
                                       ----------------------------
                                    Name:
                                    Title:


                                   ASPEN FUNDING CORP.


                                   By  /s/
                                       ----------------------------
                                    Name:
                                    Title:

                              GREENWICH STREET CAPITAL PARTNERS II, L.P.
                              GSCP OFFSHORE FUND, L.P.
                              GREENWICH FUND, L.P.

                                  By:  GREENWICH STREET
                                         INVESTMENTS II, L.L.C.,
                                         their General Partner

                                       By /s/
                                          --------------------------
                                          Name:
                                          Title: Managing Member

This Intercreditor Agreement is
hereby acknowledged and agreed to by:


IMC CORPORATION OF AMERICA


By  /s/
    ----------------------
    Name:
    Title:


IMC CREDIT CARD, INC.


By  /s/
    ----------------------
    Name:
    Title:


IMC MORTGAGE COMPANY CANADA, LTD.


By  /s/
    ----------------------
    Name:
    Title:


IMC SECURITIES INC.


By  /s/
    ----------------------
    Name:
    Title:

AMERICAN HOME EQUITY CORPORATION


By  /s/
    ----------------------
    Name:
    Title:


IMC INVESTMENT CORPORATION


By  /s/
    ----------------------
    Name:
    Title:


IMC INVESTMENT LIMITED PARTNERSHIP


By  /s/
    ----------------------
    Name:
    Title:


ACG FINANCIAL SERVICES (IMC), INC.


By  /s/
    ----------------------
    Name:
    Title:



AMERICAN MORTGAGE REDUCTION, INC.


By  /s/
    ----------------------
    Name:
    Title:

CENTRAL MONEY MORTGAGE CO. (IMC), INC.


By  /s/
    ----------------------
    Name:
    Title:


COREWEST BANC


By  /s/
    ----------------------
    Name:
    Title:


EQUITY MORTGAGE CO. (IMC),  INC.


By  /s/
    ----------------------
    Name:
    Title:


IMCC INTERNATIONAL, INC.


By  /s/
    ----------------------
    Name:
    Title:


MORTGAGE AMERICA (IMC), INC.


By  /s/
    ----------------------
    Name:
    Title:

NATIONAL LENDING CENTER, INC.


By  /s/
    ----------------------
    Name:
    Title:


NATIONAL LENDING CENTER TILT, INC.


By  /s/
    ----------------------
    Name:
    Title:


NATIONAL LENDING GROUP, INC.


By  /s/
    ----------------------
    Name:
    Title:


RESIDENTIAL MORTGAGE CORPORATION (IMC), INC.


By  /s/
    ----------------------
    Name:
    Title:

                                                                      Schedule I
                                                                          to the
                                                         Intercreditor Agreement


                             Other Existing Lenders

Master Repurchase Agreement, dated as of March 29, 1996, as amended from time to time, by and among Bear Stearns Home Equity Trust and the Company and certain of the Company's Subsidiaries.

Master Repurchase Agreement, dated as of May 1, 1997 between Bear, Stearns International Limited and Industry Mortgage Company, L.P.

Institutional Account Agreement, dated October 23, 1996, between and among Industry Mortgage Company, L.P. and Bear Stearns.

Loan and Security Agreement, dated as of February 28, 1997, between IMC Mortgage Company, IMC Corporation of America, ACG Financial Services (IMC), Inc., American Mortgage Reduction, Inc., Industry Mortgage Company, L.P., Corewest Banc, IMC Investment Corp., and IMC Investment Limited Partnership, as borrowers, and Paine Webber Real Estate Securities, Inc., as lender.